[GRAPHIC OMITTED]
                       E.I.I. REALTY
                       SECURITIES FUND

                              INSTITUTIONAL SHARES

                                  JUNE 30, 2002
                                  ANNUAL REPORT

                                  888-323-8912

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                                TABLE OF CONTENTS





Letter to Shareholders .................................................      1

Schedule of Investments.................................................      3

Statement of Assets and Liabilities.....................................      5

Statement of Operations.................................................      6

Statements of Changes in Net Assets.....................................      7

Financial Highlights....................................................      8

Notes to the Financial Statements.......................................      9

Report of Independent Auditors..........................................     12

Trustees and Officers Chart.............................................     13

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                                  JUNE 30, 2001

To Our Shareholders:

The E.I.I. Realty Securities Fund (the "Fund") has completed its fourth full year of operations with very strong performance. For the fiscal year ended June 30, 2002, the fund produced a return of 11.9% compared to a benchmark return of 16.2%. Net Assets of the Fund were $189.1 million.

As the bear market for equities progressed, investors continued to focus attention on investments with defensive characteristics, including yield and stable earnings. With cash flow from hard assets and long term contracts (leases), real estate met these preferences. This quest for yield began in earnest in 2001 and continued through the second quarter of 2002. There has been a direct correlation between yield, company size, leverage and performance. Generally, the smaller the company, the more leverage and the higher the yield. This "junk rally" in REITs explains the majority of the Fund's underperformance relative to the benchmark. Longer term we continue to have concerns about the quality of these companies and choose to remain with better real estate operators.

For the past two and one-half years REIT market performance has diverged from the equity markets. Clearly, there have been diversification benefits. Since June 30, 2002, this directional divergence has ended. REITs, traditionally low-volatility securities, experienced some of the greatest volatility since the crash of 1987 as investors overwhelmingly chose to sell. It is still too early to tell whether this is a temporary need for cash, profit taking, or the beginning of a secular move away from defensive areas such as real estate and back into other sectors. Fortunately valuation levels in REITs remain attractive and 7% yields are compelling especially in this interest rate environment. While there may be short term trading vulnerabilities, the longer term still suggests low double-digit returns for this sector.

Real estate fundamentals have weakened. We expect consensus estimates for '03 to be reduced and growth to be slightly positive. Companies in our universe have strong balance sheets and low dividend payout ratios so that dividends are safe. Nothing is more devastating to a REIT share price than a reduced dividend, but the probability of across the board cuts is very low.

Though the economic recovery slowed over 6% in the first quarter to approximately 2% in the second quarter, expectations regarding the strength and timing of a reacceleration of growth change almost daily. We believe the second half of 2002 will show growth, albeit tepid, allowing REITs to sustain very small earnings growth in 2003 and then lead to an earnings growth rebound in 2004.

The challenge continues for investors. Those, however, who implemented a diversified portfolio strategy including REITs have weathered the storm with comfortably. We believe REITs continue to represent an attractive investment opportunity for investors supported by favorable valuations and high dividend yields.

We want to personally thank you for your continued support and the confidence you have placed in us.

Very Truly Yours,

/S/ RICHARD J. ADLER                                   /S/ DANIEL P. O'CONNOR
Richard J. Adler                                       Daniel P. O'Connor, CFA
Chairman                                               President

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                                  JUNE 30, 2001

  COMPARISON OF CHANGES IN THE VALUE OF A $10,000 INVESTMENT IN E.I.I. REALTY SECURITIES FUND AND THE NAREIGN EQUITY INDEX(1) AND THE WILSHIRE REAL ESTATE
                              SECURITIES INDEX(1)

                                [GRAPH OMITTED]
                 DATA POINTS FOR EDGAR PURPOSES ARE AS FOLLOWS:


                   E.I.I. Realty           NAREIT        Wilshire Real Estate
                  Securities Fund       Equity Index       Securities Index
     6/11/1998        $10,000              $10,000             $10,000
     6/30/1998         10,260               10,253              10,253
     7/31/1998          9,650                9,587               9,539
     8/31/1998          8,940                8,683               8,548
     9/30/1998          9,390                9,174               9,027
    10/31/1998          9,213                9,004               8,903
    11/30/1998          9,415                9,137               9,071
    12/31/1998          9,306                8,907               8,941
     1/31/1999          9,112                8,720               8,747
     2/28/1999          9,000                8,515               8,678
     3/31/1999          8,908                8,477               8,631
     4/30/1999          9,801                9,281               9,551
     5/31/1999         10,039                9,485               9,712
     6/30/1999          9,728                9,332               9,547
     7/31/1999          9,382                9,035               9,182
     8/31/1999          9,309                8,920               9,044
     9/30/1999          8,910                8,581               8,636
    10/31/1999          8,613                8,370               8,475
    11/30/1999          8,571                8,234               8,342
    12/31/1999          8,955                8,495               8,656
     1/31/2000          8,987                8,523               8,691
     2/29/2000          8,847                8,421               8,525
     3/31/2000          9,256                8,698               8,899
     4/30/2000          9,856                9,283               9,533
     5/31/2000          9,933                9,374               9,648
     6/30/2000         10,336                9,615               9,973
     7/31/2000         11,163               10,455              10,868
     8/31/2000         10,690               10,031              10,477
     9/30/2000         11,141               10,350              10,818
    10/31/2000         10,631                9,902              10,348
    11/30/2000         10,876               10,029              10,581
    12/31/2000         11,591               10,735              11,316
     1/31/2001         11,501               10,847              11,429
     2/28/2001         11,264               10,674              11,192
     3/31/2001         11,321               10,777              11,201
     4/30/2001         11,582               11,034              11,467
     5/31/2001         11,798               11,301              11,788
     6/30/2001         12,490               11,964              12,421
     7/31/2001         12,181               11,726              12,173
     8/31/2001         12,616               12,155              12,598
     9/30/2001         12,009               11,650              11,851
    10/31/2001         11,627               11,317              11,407
    11/30/2001         12,288               11,940              12,147
    12/31/2001         12,578               12,231              12,499
     1/31/2002         12,625               12,254              12,553
     2/28/2002         12,812               12,491              12,840
     3/31/2002         13,573               13,240              13,630
     4/30/2002         13,561               13,353              13,712
     5/31/2002         13,703               13,534              13,850
     6/30/2002         13,975               13,904              14,131


             PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.


--------------------------------------------------------------------------------------------------------------------------
                                       RETURNS FOR THE PERIODS ENDED JUNE 30, 2002


                                                                                            AVERAGE ANNUAL TOTAL
                                                      CUMULATIVE TOTAL RETURN                      RETURN
                                           ---------------------------------------------  --------------------------------
                                              TWELVE          CALENDAR         SINCE          THREE            SINCE
                                              MONTHS        YEAR-TO-DATE     INCEPTION*       YEARS         INCEPTION*
                                           ---------------------------------------------  --------------- ----------------

E.I.I. REALTY SECURITIES FUND                 11.89%           11.11%          39.75%         12.83%           8.60%

NAREIT Equity Index(1)                        16.22%           13.68%          39.04%         14.22%           8.47%

Wilshire Real Estate Securities Index(1)      13.77%           13.06%          41.31%         13.96%           8.90%

* Inception date was June 11, 1998.

(1) For the period from June 11, 1998 through June 30, 1998, the Morgan Stanley REIT Index was used to calculate the returns.

Returns are historical and include change in share price and reinvestment of dividends and capital gains. Past performance does not guarantee future results.
Investment performance fluctuates. Fund shares, when redeemed, may be worth more or less than original cost. The Fund's performance takes into account all applicable fees and expenses. The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The benchmarks are widely accepted unmanaged indices of overall market performance and do not take into account charges, fees and other expenses.

--------------------------------------------------------------------------------------------------------------------------

                                        2

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             SCHEDULE OF INVESTMENTS

                                 JUNE 30, 2002


COMMON STOCK--97.0%                                             SHARES                VALUE
                                                            --------------      ----------------
   AMB Property Corp.                                              63,400          $  1,965,400
   Apartment Investment & Management Co., Class A                 212,208            10,440,634
   Archstone Communities Trust                                    347,772             9,285,512
   Avalonbay Communities, Inc.                                    246,731            11,522,338
   Boston Properties, Inc.                                        194,400             7,766,280
   Brandywine Realty Trust                                         81,900             2,121,210
   BRE Properties, Inc., Class A                                  198,400             6,172,224
   Brookfield Properties Corp.                                     99,000             1,989,900
   Camden Property Trust                                           26,000               962,780
   CarrAmerica Realty Corp.                                       109,200             3,368,820
   CenterPoint Properties Corp.                                    55,400             3,213,754
   Equity Office Properties Trust                                 277,167             8,342,727
   Equity Residential Properties Trust                            118,698             3,412,567
   Essex Property Trust, Inc.                                      91,700             5,015,990
   Felcor Lodging Trust, Inc.                                     125,900             2,310,265
   General Growth Properties, Inc.                                171,000             8,721,000
   Highwoods Properties, Inc.                                     160,100             4,162,600
   Host Marriott Corp.                                            364,800             4,122,240
   La Quinta Corp.*                                               784,400             5,686,900
   Liberty Property Trust                                         180,500             6,317,500
   The Macerich Co.                                               232,600             7,210,600
   MeriStar Hospitality Corp.                                     120,900             1,843,725
   Nationwide Health Properties, Inc.                             183,800             3,446,250
   Pan Pacific Retail Properties, Inc.                             48,200             1,647,476
   Prentiss Property Trust                                         88,200             2,800,350
   ProLogis Trust                                                 474,093            12,326,418
   Public Storage, Inc.                                           122,902             4,559,664
   Reckson Associates Realty Corp.                                126,900             3,159,810
   Regency Centers Corp.                                          125,400             3,718,110
   The Rouse Co.                                                  148,000             4,884,000
   Simon Property Group, Inc.                                     339,300            12,499,812
   SL Green Realty Corp.                                           56,000             1,996,400
   Starwood Hotels & Resorts Worldwide, Inc.                      140,186             4,610,718
   Summit Properties Inc.                                          68,200             1,592,470
   Vornado Realty Trust                                           220,700            10,196,340
                                                                                ----------------

   TOTAL COMMON STOCK (Cost $153,187,674)                                           183,392,784
                                                                                ----------------


                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       SCHEDULE OF INVESTMENTS (CONTINUED)

                                  JUNE 30, 2002

PREFERRED STOCK - 1.1%                                          SHARES                VALUE
                                                            --------------      ----------------
   Vornado Realty Trust Preferred Convertible, Series A            31,200          $  1,978,080
                                                                                ----------------

 TOTAL PREFERRED STOCK (Cost $1,561,672)                                              1,978,080
                                                                                ----------------


TEMPORARY INVESTMENT - 2.4%                                    PAR (000)
                                                            --------------
   Provident Institutional Funds, Treasury Trust Portfolio     $    4,613             4,612,559
                                                                                ----------------

 TOTAL TEMPORARY INVESTMENT (Cost $4,612,559)                                         4,612,559
                                                                                ----------------

TOTAL INVESTMENTS - 100.5% (Cost $159,361,905) +                                    189,983,423

LIABILITIES IN EXCESS OF OTHER ASSETS - (0.5%)                                         (916,188)
                                                                                ----------------

TOTAL NET ASSETS - 100%                                                            $189,067,235
                                                                                ================

+ The cost for federal income tax purposes is $159,164,798.
* Denotes non-income producing security.


                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       STATEMENT OF ASSETS AND LIABILITIES

                                  JUNE 30, 2002

ASSETS
   Investments at value (Cost $159,361,905)...........             $189,983,423
   Receivable for investment securities sold.........                   886,000
   Dividends receivable...............................                  786,277
   Interest receivable................................                    5,840
   Organizational expenses............................                   34,537
   Prepaid expenses and other assets..................                   19,439
                                                             -------------------
     TOTAL ASSETS.....................................              191,715,516
                                                             -------------------

LIABILITIES
   Payable for fund shares redeemed...................                2,075,509
   Payable for investment securities purchased........                  371,966
   Investment advisory fees payable...................                  130,537
   Other accrued expenses.............................                   70,269
                                                             -------------------
     TOTAL LIABILITIES................................                2,648,281
                                                             -------------------

NET ASSETS (Applicable to 16,004,363
   Institutional Class Shares outstanding, $.01
   Par value, unlimited shares authorized)............             $189,067,235
                                                             ===================

NET ASSET VALUE, OFFERING PRICE AND
REDEMPTION PRICE PER INSTITUTIONAL
CLASS SHARE...........................................                   $11.81
                                                             ===================


                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                             STATEMENT OF OPERATIONS

                                                                                       Year Ended
                                                                                      June 30, 2002
                                                                                   -------------------
INVESTMENT INCOME
   Dividends (less foreign tax withheld $5,590)...........................            $    11,230,170
   Interest...............................................................                    103,351
                                                                                   -------------------
            Total Investment Income.......................................                 11,333,521
                                                                                   -------------------

EXPENSES
   Management fee.........................................................                  1,379,098
   Administrative fee.....................................................                    275,819
   Directors' fees and expenses...........................................                     71,500
   Legal fees.............................................................                     44,643
   Organizational fees....................................................                     36,540
   Transfer Agent fees....................................................                     36,283
   Filing fees............................................................                     34,221
   Custodian fee..........................................................                     29,861
   Audit fees.............................................................                     28,000
   Insurance expense......................................................                      9,326
   Shareholders' reports..................................................                      9,257
   Miscellaneous expenses.................................................                      6,452
                                                                                   -------------------
            TOTAL EXPENSES................................................                  1,961,000
   Less: Expenses Waived or Reimbursable..................................                   (122,203)
                                                                                   -------------------
            NET EXPENSES..................................................                  1,838,797
                                                                                   -------------------
   NET INVESTMENT INCOME..................................................                  9,494,724
                                                                                   -------------------

NET REALIZED AND UNREALIZED GAIN
  ON INVESTMENT SECURITIES
   Net Realized Gain on Investment Transactions...........................                  9,269,472
   Change in Unrealized Appreciation on Investment Securities.............                  2,374,670
                                                                                   -------------------
            NET GAIN ON INVESTMENT SECURITIES.............................                 11,644,142
                                                                                   -------------------

NET INCREASE IN NET ASSETS
  RESULTING FROM OPERATIONS..................................................         $    21,138,866
                                                                                   ===================


                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                           Year Ended                Year Ended
                                                                         June 30, 2002             June 30, 2001
                                                                     -----------------------     -------------------
INCREASE (DECREASE) IN NET ASSETS
    Operations:
         Net Investment Income................................              $     9,494,724           $   8,363,260
         Net Realized Gain on Investment Transactions.........                    9,269,472               1,130,321
         Change in Unrealized Appreciation on
            Investment Securities.............................                    2,374,670              21,057,108
                                                                         ------------------        ----------------

                 Net Increase in Assets Resulting
                 From Operations..............................                   21,138,866              30,550,689
                                                                         ------------------        ----------------

    Distributions From:
         Net Investment Income................................                   (7,642,141)             (6,061,647)
                                                                         ------------------        ----------------
                 Total distributions..........................                   (7,642,141)             (6,061,647)
                                                                         ------------------        ----------------

    Capital Share Transactions - Institutional Class: (1)
         Shares Issued........................................                   10,977,338              46,715,422
         Shares Issued in Reinvestment of Distributions.......                    5,994,503               5,063,718
         Shares Redeemed......................................                  (26,244,855)            (21,492,260)
                                                                         ------------------        ----------------
                 Net Increase (Decrease) from Capital
                 Share Transactions...........................                   (9,273,014)             30,286,880
                                                                         ------------------        ----------------

    Total Increase in Net Assets..............................                    4,223,711              54,775,922
                                                                         ------------------        ----------------

NET ASSETS
    Beginning of Year.........................................                  184,843,524             130,067,602
                                                                         ------------------        ----------------
    End of Year (2) ..........................................              $   189,067,235           $ 184,843,524
                                                                         ==================        ================

(1) SHARES ISSUED AND REDEEMED - INSTITUTIONAL CLASS:
    Shares Issued ............................................                    1,012,949               4,643,682
    Shares Reinvested.........................................                      552,889                 511,867
    Shares Redeemed...........................................                   (2,343,199)             (2,092,656)
                                                                         ------------------        ----------------
                                                                                   (777,361)              3,062,893
                                                                         ==================        ================

(2) Including undistributed net investment income.............              $     2,714,239           $   3,067,276

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                              FINANCIAL HIGHLIGHTS


      FOR AN INSTITUTIONAL CLASS SHARE OUTSTANDING THROUGHOUT EACH PERIOD.

                                                                                                                  June 11, 1998 (a)
                                               Year Ended       Year Ended        Year Ended      Year Ended           through
                                             June 30, 2002    June 30, 2001     June 30, 2000    June 30, 1999      June 30, 1998
                                             -------------    -------------     -------------    -------------    -----------------
Net Asset Value, Beginning of Period.........   $11.01            $9.48             $9.38           $10.26             $10.00
                                             -------------    -------------     -------------    -------------    -----------------
INCOME (LOSS) FROM INVESTMENT
OPERATIONS

   Net Investment Income.....................     0.45             0.50              0.47             0.39               0.05
   Net Gain (Loss) on Securities (Realized
      and Unrealized)........................     0.81             1.42              0.06            (0.95)              0.21
                                             -------------    -------------     -------------    -------------    -----------------
        Total from Investment Operations.....     1.26             1.92              0.53            (0.56)              0.26
                                             -------------    -------------     -------------    -------------    -----------------

LESS DISTRIBUTIONS
   Net Investment Income.....................    (0.46)           (0.39)            (0.43)           (0.32)                --
                                             -------------    -------------     -------------    -------------    -----------------
        Total Distributions..................    (0.46)           (0.39)            (0.43)           (0.32)                --
                                             -------------    -------------     -------------    -------------    -----------------

Net Asset Value, End of Period...............   $11.81           $11.01             $9.48            $9.38             $10.26
                                             =============    =============     =============    =============    =================

Total Return.................................    11.89%           20.84%             6.25%          (5.18%)              2.60%#

Net Assets, End of Period (thousands)........ $189,067         $184,844          $130,068          $52,348               $514

Ratio of Expenses to Average Net Assets......     1.00%            1.00%             1.00%            1.00%              1.00%*

Ratio of Expenses to Average Net Assets
   (Excluding Waivers and Assumptions
   of Expenses) .............................     1.06%            1.08%             1.29%            1.73%             37.75%*

Ratio of Net Investment Income to Average
   Net Assets ...............................     5.16%            5.19%             6.34%            6.11%             10.50%*

Ratio of Net Investment Income (Loss) to
   Average Net Assets (Excluding Waivers and
   Assumptions of Expenses) .................     5.10%            5.11%             6.05%            5.38%            (26.25)%*

Portfolio Turnover Rate......................       72%              20%               25%              17%                22%

*    Annualized
#    Non-Annualized
(a)  Commencement of Operations.

                 See Accompanying Notes to Financial Statements

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                       NOTES TO THE FINANCIAL STATEMENTS


A. ORGANIZATION:

E.I.I. Realty Securities Trust was incorporated in the State of Delaware on December 22, 1997 and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. E.I.I. Realty Securities Trust may offer one or more portfolios of its shares; at present only shares of E.I.I. Realty Securities Fund (the "Fund") are being offered. The Fund may offer three classes of shares; Institutional, Adviser and Investor. As of June 30, 2002 the Adviser and Investor Classes had not commenced operations. Shares of all classes represent equal pro-rata interests in the Fund, except that each class will bear different expenses that will reflect the difference in the range of services to be provided to them.

B. SIGNIFICANT ACCOUNTING POLICIES:

The following significant  accounting policies are in conformity with accounting
principles   generally  accepted  in  the  United  States.   Such  policies  are
consistently followed by the Fund in preparation of its financial statements.

The preparation of financial statements in accordance with accounting principles generally accepted in the United States may require management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Estimates include the classification of distributions received by the Fund from the issuers of the Fund's portfolio securities. These distributions may be classified as either dividend income, capital gains or as non-taxable distributions. The final classifications of these distributions can not be determined until reported to the Fund by the issuers of the Fund's portfolio securities, which normally occurs in January after the end of the calendar year. Reclassification of distributions made to the Fund will not affect the net assets of the Fund. The reclassification of distributions received by the Fund may require the Fund to reclassify a portion of its distributions to Fund shareholders.

SECURITY VALUATION: Securities traded on a nationally recognized securities exchange will be valued at the last sale price, or if no sale, at the mean between the latest bid and asked price. Securities traded in any other U.S. or foreign market shall be valued in a manner as similar as possible to the above, or if not so traded, on the basis of the latest available price. Where there are no readily available quotations for securities they will be valued at a fair value as determined by the Board of Trustees acting in good faith.

DIVIDENDS AND DISTRIBUTIONS: Dividends from net investment income, if any, are declared and paid quarterly. Net realized gains on portfolio securities, if any, are distributed at least annually by the Fund. However, to the extent net realized gains can be offset by capital loss carryovers, such gains will not be distributed. Distributions are recorded by the Fund on the ex-dividend date.

The amount of dividends from net investment income and distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification. Distributions which exceed net investment income and net realized capital gains for financial reporting purposes but not for tax purposes are reported as distributions in excess of net investment income or net realized gains. To the extent they exceed net investment income and net realized capital gains for tax purposes, they are reported as distributions of capital.

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)

As of June 30, 2002, the Fund decreased accumulated net investment income by $2,205,620, increased net realized gain on investments by $2,213,498 and decreased paid-in capital by $7,878. Net assets were not affected by these changes.

FEDERAL INCOME TAXES: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all its taxable income to its shareholders. Therefore, no federal income tax provision is required.

ORGANIZATIONAL COSTS: Organizational costs have been capitalized and are being amortized on a straight-line basis over a period of 60 months.

OTHER: Security transactions are accounted for on the date the securities are purchased or sold. Costs used in determining realized gains and losses on the sale of investment securities are those of specific securities sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

C. INVESTMENT ADVISORY AND ADMINISTRATIVE SERVICES:

The Fund has entered into an Investment Advisory Agreement with E.I.I. Realty Securities, Inc. (the "Adviser" or "E.I.I.") for day-to-day portfolio management services to be provided by the Adviser. The Investment Advisory Agreement provides for the Adviser to receive a fee calculated daily and payable monthly at an annual rate of 0.75% of the Fund's average daily net assets.

E.I.I. will also provide administrative services to the Fund. Under the Administrative Services Agreement, E.I.I. will receive a fee payable monthly at an annual rate of 0.15% of the Fund's average daily net assets. E.I.I. has entered into a sub-administration contract with PFPC Inc. under which E.I.I. pays PFPC Inc. to provide certain administrative services to E.I.I.

E.I.I. has agreed to waive a portion of its Investment Advisory Fee and/or assume the expenses of the Fund to the extent necessary to keep the annual expenses of the Fund to not more than 1.00% of the average daily net assets of the Institutional Share Class of the Fund.

D. INVESTMENT TRANSACTIONS:

For the year ended June 30, 2002, the Fund made the following purchases and sales of investment securities other than U.S. Government Securities:

          Purchases ..................................     $128,824,237
          Sales ......................................      134,601,893

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                 NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)


E. COMPONENTS OF NET ASSETS:

At June 30, 2002, net assets consisted of:

          Paid-In Capital.............................     $145,371,084
          Undistributed Net Investment Income ........        2,714,239
          Accumulated Net Realized Gain on
            Investment Transactions ..................       10,360,394
          Net Unrealized Appreciation on
            Investment Securities ....................       30,621,518
                                                           ------------
                                                           $189,067,235
                                                           ============

F. DISTRIBUTIONS TO SHAREHOLDERS:

The tax character of distributions paid during the fiscal year ended June 30, 2001 and June 30, 2002 were as follows:

Distributions paid from:                           2001                 2002
                                             ----------           ----------

       Ordinary income                       $6,061,647           $7,642,141

       Net long term capital gains                    0                    0
                                             ----------           ----------

Total taxable distributions                  $6,061,647           $7,642,141
                                             ==========           ==========


G. COMPONENTS OF ACCUMULATED EARNINGS:

As of June 30, 2002 the components of accumulated earnings on a tax basis were as follows:

Undistributed ordinary income               $ 2,873,251

Undistributed long-term capital gains        10,004,275
                                            -----------

Accumulated earnings                         12,877,526

Unrealized appreciation                      30,818,625*
                                            -----------

Total accumulated earnings                  $43,696,151
                                            ===========

* The differences between book-basis and tax-basis unrealized appreciation is attributable primarily to:
       the tax deferral of losses on wash sales return of capital adjustment from real estate investment trusts

                         E.I.I. REALTY SECURITIES TRUST

                          E.I.I. REALTY SECURITIES FUND

                REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

Shareholder and Board of Trustees
E.I.I. Realty Securities Fund

We have audited the accompanying statement of assets and liabilities of E.I.I. Realty Securities Fund (the "Fund"), a series of the E.I.I. Realty Securities Trust, including the portfolio of investments, as of June 30, 2002, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of June 30, 2002, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of E.I.I. Realty Securities Fund at June 30, 2002, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with accounting principles generally accepted in the United States.


                                             /S/ ERNST & YOUNG LLP
New York, New York
August 5, 2002

                          E.I.I. REALTY SECURITIES FUND

FUND MANAGEMENT

Information pertaining to the Trustees and Officers of the Company is set forth below.

--------------------------------------------------------------------------------------------------------------------------------

NAME, (AGE), ADDRESS      TERM OF           PRINCIPAL OCCUPATION(S)           NUMBER OF
AND                     OFFICE (1) AND        DURING PAST 5 YEARS           PORTFOLIOS IN           OTHER DIRECTORSHIPS
POSITION(S) WITH         LENGTH OF                                          FUND COMPLEX              HELD BY TRUSTEE
COMPANY                     TIME                                            OVERSEEN BY
                           SERVED                                             TRUSTEE
--------------------------------------------------------------------------------------------------------------------------------
                                                    DISINTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

Carl W. Schafer, 66     Since         President, The Atlantic                     1         Roadway Corporation
Trustee                 November      Foundation, (1990 to present).                        Frontier Oil Corporation
66 Witherspoon Street   1999                                                                Labor Ready Inc.
Princeton, NJ 08542                                                                         UBS Paine Webber Mutual Funds
                                                                                            Guardian Life Mutual Funds
                                                                                            Harding Loevner Mutual Funds
--------------------------------------------------------------------------------------------------------------------------------

Richard W. Hutson, 63   Since 1998    Retired from Hewitt Associates              1         Trustee, Hillview Investment
Trustee                               Inc., Sept. 1996.  Was a senior                       Management Trust II
615 Innsbruck Ct.                     principal in the firm.  Manager,                      Chairman of the Board, Harris
Libertyville, Il.                     Worldwide Sales, Marketing, Public                    Bank, Libertyville, IL.
60084                                 Relations                                             Director, Wells Manufacturing
                                                                                            Company
                                                                                            Vice Chairman of the Board, Ball
                                                                                            State University Foundation
--------------------------------------------------------------------------------------------------------------------------------

Warren K. Greene, 66    Since June    Senior Vice President, TrendLogic           1         Trustee, Renaissance Capital
Trustee                 1998          Associates, Inc. (1995 to present).                   Greenwich Funds
One Fawcett Place
Greenwich, CT  06830

--------------------------------------------------------------------------------------------------------------------------------

Joseph Gyourko, 46      Since June    Martin Bucksbaum Professor of Real          1         None
Trustee                 1999          Estate & Finance,
15 Forest Lane                        The Wharton School,
Swarthmore, PA  19081                 University of Pennsylvania

--------------------------------------------------------------------------------------------------------------------------------
                                                      INTERESTED TRUSTEES
--------------------------------------------------------------------------------------------------------------------------------

Samuel R. Karetsky, 57  Since June    Managing Director, E.I.I. Realty            1         Harding Loevner Mutual Funds
Trustee                 1998          Securities Inc., (November, 1998
717 Fifth Avenue                      to present); Samuel R. Karetsky,
New York, NY  10022                   LLC Consulting, (March
                                      1997-November 1998).
--------------------------------------------------------------------------------------------------------------------------------

Richard J. Adler, 55    Since June    Managing Director, E.I.I. Realty            1         Director, E.I.I. Voyager U.S.
Trustee, Chairman of    1998          Securities, Inc., (June 1993 to                       Leaders Equity Company
the Board of Trustees                 present); Managing Director,
and Chief Executive                   European Investors Incorporated
Officer                               and Vice President, European
717 Fifth Avenue                      Investors Corporate Finance Inc.,
New York, NY  10022                   (April 1983 to present).

--------------------------------------------------------------------------------------------------------------------------------
                                                           OFFICERS
--------------------------------------------------------------------------------------------------------------------------------

Daniel P. O'Connor, 47  Since         Managing Director, E.I.I. Realty            1         None
President               February      Securities, Inc., (July 2001 to
717 Fifth Avenue        2002          present).  Vice President and
New York, NY  10022                   Portfolio Manager, J.P. Morgan
                                      Investment Management (1996 to
                                      2001).

--------------------------------------------------------------------------------------------------------------------------------
                                      Director of Fund Administration             1         None
Alissa R. Fox, 32       Since         and Compliance, E.I.I. Realty
Secretary and           February      Securities, Inc.,  (January 2000
Treasurer               2000          to present); Vice President, Bank
717 Fifth Avenue                      of New York, (June 1999 to January
New York, NY 10022                    2000); Senior Associate, Investors
                                      Capital Services Inc.  (May 1995
                                      to June 1999).
--------------------------------------------------------------------------------------------------------------------------------

1 Each Trustee and Officer shall hold office until his successor shall have been elected and qualified.

2 Additional information about the Fund's Trustees and Officers is available in the Fund's Statement of Additional Information, which can be obtained from E.I.I. Realty Securities, Inc. by calling 888-323-8912.

INVESTMENT ADVISER & ADMINISTRATOR
----------------------------------
E.I.I. Realty Securities, Inc.
717 Fifth Avenue
10th Floor
New York, NY 10022
(212) 644-0794


SUB-ADMINISTRATOR & TRANSFER AGENT
----------------------------------
PFPC Inc.
400 Bellevue Parkway
Wilmington, DE 19809-3710

CUSTODIAN
---------
PFPC Trust Company
8800 Tinicum Boulevard
Philadelphia, PA 19153

LEGAL COUNSEL
-------------
Kramer, Levin, Naftalis & Frankel
919 Third Avenue
New York, NY  10022

INDEPENDENT AUDITORS
--------------------
Ernst & Young LLP
5 Times Square
New York, NY  10036


OFFICERS & TRUSTEES
-------------------
Richard J. Adler, CHAIRMAN,
CHIEF EXECUTIVE OFFICER & TRUSTEE
Daniel P. O'Connor, PRESIDENT
Alissa R. Fox, SECRETARY & TREASURER
Warren K. Greene, INDEPENDENT TRUSTEE
Joseph Gyourko, INDEPENDENT TRUSTEE
Richard W. Hutson, INDEPENDENT TRUSTEE
Samuel R. Karetsky, TRUSTEE
Carl W. Schafer, INDEPENDENT TRUSTEE


                  [GRAPHIC OMITTED]
                  E.I.I. REALTY
                  SECURITIES FUND

                   888-323-8912



This report is submitted for the information of shareholders of E.I.I. Realty Securities Fund. It is not authorized for distribution to prospective investors unless accompanied or preceded by an effective prospectus. The prospectus includes more complete information regarding the Fund's objectives and policies, charges, expenses and other data. Please read the prospectus carefully before you invest or send money.